SUMMARY PROSPECTUS

No-Load Shares FEBRUARY 28, 2014

TICKER SYMBOL

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND     SATMX

This Summary Prospectus relates to the offering of No-Load Class shares only. Other share classes are offered via a separate prospectus.

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.satuitcapital.com. You can also get this information at no cost by calling (866) 972- 8848 or by sending an email request to fundinfo@satuitcapital.com. The current prospectus and statement of additional information, dated February 28, 2014, are incorporated by reference into this summary prospectus.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the “SEC”) or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SATUIT CAPITAL U.S. EMERGING COMPANIES FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide investors with long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed within 360 days of purchase)	2.00%
Exchange Fee	None

Annual Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment.)

Management Fees	1.25%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses(1)	0.40%
Total Annual Fund Operating Expenses	1.90%

(1)        Pursuant to a written expense limitation agreement, the Fund's investment adviser, Satuit Capital Management, LLC (“SCM”) has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business), so that the Fund’s ratio of total annual operating expenses is limited to 1.95%. This arrangement is in effect until at least October 31, 2014 and, subject to annual approval by a majority of the Independent Trustees, will remain in effect from year to year unless SCM or a majority of the Independent Trustees terminate this agreement upon 90 days notice. SCM is entitled to reimbursement of fees waived or expenses assumed subject to the limitations that (i) the reimbursements is made for fees waived or expenses incurred not more than three years prior to the date of the reimbursement and (ii) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$193	$597	$1,026	$2,222

Your expenses would be the same if you did not redeem your shares at the end of each time period.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 114.68% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing at least 80% of its assets in a diversified portfolio of U.S. common stocks of emerging companies. The Fund's investment adviser considers a company to be an emerging company when its market capitalization, at the time of purchase, is within the range of market capitalizations of those companies comprising the Russell Micro Cap Index (RMicro). As of the latest reconstitution of the RMicro on June 28, 2013, the capitalization range of companies comprising the Index is approximately $50 million to $1.5 billion.

The Fund's investment adviser will select portfolio securities which the investment adviser believes exhibit reasonable valuations and favorable growth prospects. The factors the investment adviser considers when determining whether a security exhibits reasonable valuation and favorable growth prospects, respectively, include a company’s forward price to earnings multiple as compared to its forward earnings per share projection and a company’s revenue, margin, balance-sheet and cash flow characteristics. The Fund's investmnt adviser uses proprietary quantitative analysis of both value and growth characteristics to rank U.S. emerging companies.

Portfolio securities may be sold as a result of adverse changes in the stock markets generally, or to a specific issuer, that results in poor relative performance. Portfolio securities may also be sold if the Fund's investment adviser determines that the valuation and growth characteristics that formed the basis for purchasing a stock no longer meet the criteria for portfolio securities of the Fund.

PRINCIPAL RISKS

Investing in common stocks has inherent risks that could cause you to lose money. The principal risks of investing in the Fund are listed below and could adversely affect the net asset value (the “NAV”), total return and value of the Fund and your investment.

Stock Market Risks: Stock mutual funds are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Fund is likely to decline in value and you could lose money on your investment.

Stock Selection Risks: The portfolio securities selected by the Fund's investment adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Fund’s investment objective.

Risks of Investment In Emerging Companies: The Fund invests principally in emerging companies, generally a market capitalization of $1.5 billion or less. Accordingly, the Fund may be subject to the additional risks associated with investment in companies with micro capital structures. These companies may (i) have relatively small revenues, (ii) have limited product lines or services, (iii) lack depth of management, (iv) lack the ability to obtain funds necessary for growth, and (v) feature products or services for which a market does not yet exist and/or may never be established. The increased risk involved with investing in emerging companies may cause the market prices of their securities to be more volatile than those of larger, more established companies. Further, these securities tend to trade at a lower volume than do those of larger, more established companies, which generally results in less liquidity.  If the Fund is heavily invested in these securities, the NAV of the Fund will be more susceptible to sudden and significant losses if the value of these securities decline.

You could lose money on your investment in the Fund, or the Fund may not perform as well as other possible investments. The Fund does not constitute a balanced or complete investment program and the NAV of its shares will fluctuate based on the value of the securities held by the Fund.

Who should buy this Fund

The Fund is most appropriate for investors who understand the risks of investing in domestic smaller capitalization stock markets and who are willing to accept significant amounts of volatility and risk.

PAST PERFORMANCE

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.satuitcapital.com or by calling the Fund, toll free, at 1-866- 972-8848.

The bar chart shows the changes in the Fund’s total annual returns for each of the last ten calendar years.

During the years shown in the bar chart, the highest return for a calendar quarter was 34.96% (quarter ended June 2009) and the lowest return for a calendar quarter was -23.47% (quarter ended September 2011).

The performance table shows how the Fund’s average annual returns compare to that of its benchmark, Russell 2000 Index.

Average Annual Total Returns (for the periods ended December 31, 2013)	1 Year	5 Years	10 Years
Return Before Taxes	39.51%	23.57%	11.36%
Return After-Tax on Distributions*	33.82%	22.22%	10.37%
Return After-Tax on Distributions and Sale of Fund Shares*	23.91%	19.18%	9.20%
Russell 2000 Index	38.82%	20.08%	9.07%

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Investment Adviser

Satuit Capital Management, LLC (“SCM”)

Portfolio Manager

Mr. Robert J. Sullivan, Chairman, President and Treasurer of the Trust and Chief Investment Officer of SCM, has served as the Fund’s primary portfolio manager since December 2000. Mr. Sullivan is assisted by an investment committee whose members are Mr. Edward Moore CFA, Director of Equity Research (since 2008), Mr. Robert Johnson, Senior Equity Analyst (since 2006), Mr. Kevin Mirise, CFA, Senior Equity Analyst (since 2012), Ms. Robin Murchison, Senior Equity Analyst (since 2013) and Mr. Jeffrey MacCune, Director of Equity Trading and Operations (since 2007).

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the Fund. The minimum initial investment in shares of the Fund is $1,000. Additional investments must be in amounts of $250 or more.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.